                       TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B
       Distribution Date of October 25, 2000 for the Collection Period of
                 September 1, 2000 through September 30, 2000

       POOL DATA - ORIGINAL DEAL PARAMETERS
       Aggregate Net Investment Value (ANIV)                                                                    1,099,937,045.30
       Discounted Principal Balance                                                                             1,099,937,045.30
       Servicer Advance                                                                                             2,144,779.34
       Servicer Payahead                                                                                            3,039,194.68
       Number of Contracts                                                                                                49,144
       Weighted Average Lease Rate                                                                                         7.74%
       Weighted Average Remaining Term                                                                                      38.7
       Servicing Fee Percentage                                                                                            1.00%

       POOL DATA - CURRENT MONTH
       Aggregate Net Investment Value                                                                             782,160,791.21
       Discounted Principal Balance                                                                               776,861,246.78
       Servicer Advances                                                                                            3,295,550.02
       Servicer Pay Ahead Balance                                                                                   2,769,485.20
       Maturity Advances Outstanding                                                                               20,962,803.90
       Number of Current Contracts                                                                                        45,047
       Weighted Average Lease Rate                                                                                         7.52%
       Weighted Average Remaining Term                                                                                       7.8

       -------------------------------------------------------------------------------------------------------------------------
       RESERVE FUND:
         Initial Deposit Amount                                                                                    41,247,639.20
         Specified Reserve Fund Percentage                                                                                9.630%
         Specified Reserve Fund Amount                                                                            105,923,937.46
                                                                  CLASS A                CLASS B                    TOTAL
                                                                  AMOUNT                  AMOUNT                    AMOUNT
                                                                  ------                  ------                    ------
         Beginning Balance                                    103,685,170.42           1,073,070.00               104,758,240.42
         Withdrawal Amount                                                 -                      -                            -
         Cash Capital Contribution                                         -                                                   -
         Transferor Excess                                        757,870.53                                          757,870.53
                                                              ------------------------------------------------------------------
         Reserve Fund Balance Prior to Release                104,443,040.95           1,073,070.00               105,516,110.95
         Specified Reserve Fund Balance                       104,850,867.46           1,073,070.00               105,923,937.46
                                                              ------------------------------------------------------------------
         Release to Transferor                                             -                      -                            -
         Ending Reserve Fund Balance                          104,443,040.95           1,073,070.00               105,516,110.95
         Prior Cumulative Withdrawal Amount                                -                      -                            -
         Cumulative Withdrawal Amount                                      -                      -                            -
       -------------------------------------------------------------------------------------------------------------------------

       -------------------------------------------------------------------------------------------------------------------------
       LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                VEHICLES
                                                                                    --------
         Liquidated Contracts                                                         137
         Discounted Principal Balance                                                                              2,350,755.71
         Net Liquidation Proceeds                                                                                 (1,945,521.09)
         Recoveries - Previously Liquidated Contracts                                                                (58,272.90)
                                                                                                    ----------------------------
         Aggregate Credit Losses for the Collection Period                                                           346,961.72
                                                                                                    ============================
         Cumulative Credit Losses for all Periods                                                                  9,615,740.75
                                                                                                    ============================
         Repossessed in Current Period                                                 67

       RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                            Annualized Average
       FOR EACH COLLECTION PERIOD:                                                                        Charge-Off Rate
         Second Preceding Collection Period                                                                                0.44%
         First Preceding Collection Period                                                                                 0.41%
         Current Collection Period                                                                                         0.52%

       -------------------------------------------------------------------------------------------------------------------------
       CONDITION (i)i (CHARGE-OFF RATE)
       Three Month Average                                                                                                 0.46%
       Charge-off Rate Indicator ( > 1.25%)                                                                    CONDITION NOT MET
       -------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                        PERCENT        ACCOUNTS         PERCENT          ANIV
  31-60 Days Delinquent                                       2.02%           908             1.85%       14,504,642.86
  61-90 Days Delinquent                                       0.18%            83             0.17%        1,320,304.65
  Over 90 Days Delinquent                                     0.04%            16             0.03%          235,914.58
                                                                      --------------------            --------------------------
  Total Delinquencies                                                       1,007                         16,060,862.09
                                                                      ====================            ==========================


RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE
TO THE OUTSTANDING NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD
(INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                      0.15%
  First Preceding Collection Period                                                                                       0.22%
  Current Collection Period                                                                                               0.22%

--------------------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                                                     0.20%
  Delinquency Percentage Indicator ( > 1.25%)                                                                 CONDITION NOT MET
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                   VEHICLES
                                                                              --------
  Matured Lease Vehicle Inventory Sold                                           158
                                                                                 ---                               2,261,487.79
  Net Liquidation Proceeds                                                                                        (2,105,916.72)
                                                                                                      --------------------------
  Net Residual Value (Gain) Loss                                                                                     155,571.07
                                                                                                      ==========================
  Cumulative Residual Value (Gain) Loss                                                                            3,015,954.17
  all periods                                                                                         ==========================


                                                                                   AVERAGE                          AVERAGE
                                              NUMBER   SCHEDULED   SALE       NET LIQUIDATION                      RESIDUAL
MATURED VEHICLES SOLD FOR                      SOLD    MATURITIES  RATIO           PROCEEDS                          VALUE
EACH COLLECTION PERIOD:
  Second Preceding Collection Period           145        133        100.00%       13,948.31                          15,941.29
  First Preceding Collection Period            182         47        100.00%       12,956.41                          14,477.93
  Current Collection Period                    158         42        100.00%       13,328.59                          14,538.32
  Three Month Average                                                              13,374.20                          14,935.10

                                                                                                      --------------------------
Ratio of Three Month Average Net Liquidation                                                                             89.55%
Proceeds to average Residual Value                                                                    --------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                               CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                           AMOUNT/RATIO                  TEST MET?

a) Number of Vehicles Sold > 25% of Scheduled Maturities                           100.00%                       YES

b) Number of Scheduled Maturities > 500                                              42                          NO

c) 3 Month Average Matured Leased Vehicle Proceeds < 75%                           89.55%                        NO
   of Avg. Residual Values

Residual Value Indicator  (condition met if tests a, b and c = YES)                                      CONDITION NOT MET

--------------------------------------------------------------------------------------------------------------------------------

                                TOYOTA MOTOR CREDIT CORPORATION
                    Servicer's Certificate - Toyota Auto Lease Trust 1998-B
              Distribution Date of October 25, 2000 for the Collection Period of
                          September 1, 2000 through September 1, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                 CERTIFICATE BALANCE        CLASS A1       CLASS A2
                                                                  TOTAL        PERCENT         BALANCE      BALANCE        BALANCE
------------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                       98.00%
  Interest Collections                                        5,377,895.09
  Net Investment Income                                       1,296,460.40
  Non-recoverable Advances                                      (86,425.63)
                                                         ------------------
  Available Interest                                          6,587,929.86              6,465,975.09   2,009,486.31   3,449,118.30
  Class A1, A2, A3 Notional Interest Accrual Amount          (4,546,833.33)            (4,546,833.33) (1,493,541.67) (2,611,458.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                           -                         -            -              -
  Interest Accrual for Adjusted Class B Certificate Bal.       (390,478.25)              (390,478.25)
  Class B Interest Carryover Shortfall                                 -                         -
  Servicer's Fee                                               (671,427.29)              (655,952.62)
  Capped Expenses                                               (28,408.14)               (27,753.41)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                   -                         -
  Uncapped Expenses                                                    -                         -
                                                         ------------------          -----------------
  Total Unallocated Interest                                    950,782.85                844,957.48
  Excess Interest to Transferor                                        -                 (844,957.48)
                                                         ------------------          -----------------
       Net Interest Collections Available                       950,782.85                      0.00
                                                         ------------------
  LOSSES ALLOCABLE TO INVESTOR CERTIFICATES:                   (490,950.70)
  ACCELERATED PRINCIPAL DISTRIBUTION:                          (162,950.16)
  DEPOSIT TO RESERVE FUND:                                      757,870.53
  WITHDRAWAL FROM RESERVE FUND:                                        -
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                   460,988.54
  NET WITHDRAWAL FROM THE RESERVE FUND:                                -

PRINCIPAL:
  Current Loss Amount                                          (502,532.79)              (490,950.70)   (490,950.70)         -
  Loss Reimbursement from Transferor                            490,950.70                490,950.70     490,950.70          -
  Loss Reimbursement from Reserve Fund                                 -                         -            -              -
                                                         ------------------          -----------------  ---------  --------------
      Total                                                     (11,582.09)                      -            -              -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                         ------------------
  Ending Balance                                                       -
CLASS A INTEREST SUBORDINATED:
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                         ------------------
  Ending Balance                                                       -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                         ------------------
  Ending Balance                                                       -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                         ------------------
  Ending Balance                                                       -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                             335,000,000.00            335,000,000.00 335,000,000.00          -
  Allocations - Current Period                               44,042,192.98             44,042,192.98  44,042,192.98          -
  Allocations - Accelerated Principal Distribution              162,950.16                162,950.16     162,950.16          -
  Allocations - Not Disbursed Beginning of Period           290,794,856.86            290,794,856.86 290,794,856.86          -
  Allocations - Not Disbursed End of Period                          (0.00)                    (0.00)         (0.00)         -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                               1,493,541.67              1,493,541.67   1,493,541.67          -
  Allocations - Current Period                                4,937,311.58              4,937,311.58   1,493,541.67   2,611,458.33
  Allocations - Not Disbursed Beginning of Period                      -                         -            -              -
  Allocations - Not Disbursed End of Period                   3,443,769.91              3,443,769.91          -       2,611,458.33
DUE TO TRUST - CURRENT PERIOD:                                                                   -
  Total Deposit to/ (Withdrawal from) Reserve Fund              757,870.53
  Due To Trust                                              339,043,763.25            339,043,763.25 336,493,541.67   1,919,892.83
                                                         ------------------          --------------- --------------  --------------
     Total Due To Trust                                     339,801,633.78            339,043,763.25 336,493,541.67   1,919,892.83
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            CLASS A3           CLASS B                  TRANSFEROR INTEREST
                                                             BALANCE           BALANCE                 INTEREST     PRINCIPAL
------------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                                2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                       578,252.18       429,118.30              121,954.77
  Class A1, A2, A3 Notional Interest Accrual Amount       (441,833.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                      -
  Interest Accrual for Adjusted Class B Certificate Bal.                   (390,478.25)
  Class B Interest Carryover Shortfall                                             -
  Servicer's Fee                                                                                    (15,474.67)
  Capped Expenses                                                                                      (654.73)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                               -
  Uncapped Expenses                                                                                        -
                                                                                                 -----------------
  Total Unallocated Interest                                                                        105,825.37
  Excess Interest to Transferor                                                                     844,957.48
                                                                                                 -----------------
       Net Interest Collections Available                                                           950,782.85

  LOSSES ALLOCABLE TO INVESTOR CERTIFICATES:                                                       (490,950.70)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                                              (162,950.16)
                                                                                                 -----------------
  DEPOSIT TO RESERVE FUND:                                                                          296,881.99
                                                                                                 -----------------
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                             -                -                                     (11,582.09)
  Loss Reimbursement from Transferor                              -                -               (490,950.70)
  Loss Reimbursement from Reserve Fund                            -                -
                                                        --------------   ---------------                              --------------
      Total                                                       -                -                                     (11,582.09)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                   -                -                                            -
  Allocations - Current Period                                    -                -
  Allocations - Accelerated Principal Distribution                -                -
  Allocations - Not Disbursed Beginning of Period                 -                -
  Allocations - Not Disbursed End of Period                       -                -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                   -                -                       -
  Allocations - Current Period                             441,833.33       390,478.25
  Allocations - Not Disbursed Beginning of Period                 -                -
  Allocations - Not Disbursed End of Period                441,833.33       390,478.25
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                             325,890.87       304,437.88                     -                    -
                                                        ---------------  ---------------         -----------------    --------------
     Total Due To Trust                                    325,890.87       304,437.88                     -                    -
------------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B Distribution Date of October 25, 2000 for the Collection Period of
                   September 1, 2000 through September 30, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                    CERTIFICATE BALANCE                 CLASS A1
                                                                    -------------------                 --------
                                                  TOTAL         PERCENT            BALANCE       PERCENT         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)     1,099,937,045.30
  Discounted Principal Balance              1,099,937,045.30
  Initial Notional/Certificate Balance                  -       100.00%      1,077,938,000.00    31.08%      335,000,000.00
  Percent of ANIV                                                                      98.00%                        30.46%
  Certificate Factor                                                                1.0000000                     1.0000000
  Notional/Certificate Rate                                                                                         5.3500%
  Target Maturity Date                                                                                     October 25, 2000
  Servicer Advance                              2,144,779.34
  Servicer Payahead                             3,039,194.68
  Number of Contracts                                 49,144
  Weighted Average Lease Rate                          7.74%
  Weighted Average Remaining Term                       38.7
  Servicing Fee Percentage                             1.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value              805,712,750.92
  Discounted Principal Balance                801,247,002.52
  Notional/Certificate Balance                                               1,077,938,000.00                335,000,000.00
  Adjusted Notional/Certificate Balance                                        787,143,143.14                 44,205,143.14
  Percent of ANIV                                                                      97.70%                         5.49%
  Certificate Factor                                                                1.0000000                     1.0000000
  Servicer Advances                             2,970,332.14
  Servicer Pay Ahead Balance                    3,002,237.71
  Maturity Advances Outstanding                         -
  Number of Current Contracts                         45,882
  Weighted Average Lease Rate                          7.52%
  Weighted Average Remaining Term                       8.7

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value              782,160,791.21
  Maturity Advances Outstanding                20,962,803.90
  ANIV Net of Maurity Advance**               761,197,987.31
  Discounted Principal Balance                776,861,246.78
  Notional/Certificate Balance                                                 742,938,000.00                         (0.00)
  Adjusted Notional/Certificate Balance                                        742,938,000.00                          0.00
  Percent of ANIV                                                                      97.60%                         0.00%
  Certificate Factor                                                                1.0000000                    (0.0000000)
  Servicer Advances                             3,295,550.02
  Servicer Pay Ahead Balance                    2,769,485.20
  Number of Current Contracts                         45,047
  Weighted Average Lease Rate                          7.52%
  Weighted Average Remaining Term                        7.8
  Prior Certificate Interest Payment Date September 25, 2000
  Next Certificate Interest Payment Date    March 26, 2001
                                  ** Strictly for purposes of calculating Transferors Interest
------------------------------------------------------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------
                                                    CLASS A2                      CLASS A3                      CLASS B
                                                    --------                      --------                      ------
                                            PERCENT            BALANCE     PERCENT          BALANCE      PERCENT       BALANCE
                                            ----------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance        53.34%        575,000,000.00  8.94%        96,400,000.00     6.64%       71,538,000.00
  Percent of ANIV                                                   52.28%                       8.76%                         6.50%
  Certificate Factor                                             1.0000000                   1.0000000                     1.0000000
  Notional/Certificate Rate                                        5.4500%                     5.5000%                       6.5500%
  Target Maturity Date                                  September 25, 2001           February 25, 2002            September 25, 2003
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                              575,000,000.00               96,400,000.00                 71,538,000.00
  Adjusted Notional/Certificate Balance                     575,000,000.00               96,400,000.00                 71,538,000.00
  Percent of ANIV                                                   71.37%                      11.96%                         8.88%
  Certificate Factor                                             1.0000000                   1.0000000                     1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Maturity Advances Outstanding
  ANIV Net of Maurity Advance**
  Discounted Principal Balance
  Notional/Certificate Balance                              575,000,000.00               96,400,000.00                 71,538,000.00
  Adjusted Notional/Certificate Balance                     575,000,000.00               96,400,000.00                 71,538,000.00
  Percent of ANIV                                                   75.54%                      12.66%                         9.40%
  Certificate Factor                                             1.0000000                   1.0000000                     1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date
                                  ** Strictly for purposes of calculating Transferors Interest
------------------------------------------------------------------------------------------------------------------------------------

                                            ------------------------------
                                               TRANSFEROR INTEREST
                                               ------------------
                                                        BALANCE
                                            ------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance           21,999,045.30
  Percent of ANIV                                        2.00%
  Certificate Factor
  Notional/Certificate Rate
  Target Maturity Date
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                   18,569,607.78
  Adjusted Notional/Certificate Balance          18,569,607.78
  Percent of ANIV                                        2.30%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Maturity Advances Outstanding
  ANIV Net of Maurity Advance**
  Discounted Principal Balance
  Notional/Certificate Balance                   18,259,987.31
  Adjusted Notional/Certificate Balance          18,259,987.31
  Percent of ANIV                                        2.40%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date

    ** Strictly for purposes of calculating Transferors Interest
--------------------------------------------------------------------------


--------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY       Vehicles
                                        --------


  Principal Collections                              9,648,117.12
  Prepayments in Full                     532        9,168,071.45
                                          ---
  Reallocation Payment                    10           123,527.64
                                          --
  Interest Collections                               5,377,895.09
  Net Liquidation Proceeds and Recoveries            2,003,793.99
  Net Liquidation Proceeds - Vehicle Sales           2,105,916.72
  Non-Recoverable Advances                             (86,425.63)
                                                ------------------
  Total Available                                   28,340,896.38
------------------------------------------------------------------

--------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                     Amount        Annual Amount
                                               --------------   ----------------
  Total Capped Expenses Paid                       28,408.14          255,673.26
  Total Uncapped Expenses Paid                          -                   -

  Capped and Uncapped Expenses Due                      -                   -

SERVICER'S FEE DUE:
  Servicer's Fee Shortfall Carryforward                 -
  Servicer's Fee Due Current Period               671,427.29
  Servicer's Fee Paid                             671,427.29


  Servicer's Fee Balance Due                            -


 SUPPLEMENTAL SERVICER'S FEES                      80,310.09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Vehicles              Amount
                                                 --------           ------------
REVOLVING PERIOD:
  Beginning Unreinvested Principal Collections                              -
  Principal Collections & Liquidated Contracts                              -
  Allocation to Subsequent Contracts                0                       -
                                                    -
                                                                ----------------
  Ending Unreinvested Principal Collections                                 -
--------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/  ROBERT WOODIE
---------------------------------------
Robert Woodie, National Treasury Manager


                                     Page 3